Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent events
Subsequent events

Note 36     Subsequent events

36.1    Proposed acquisition of Frontera Energy’s Colombian E&P assets (not consummated)

On January 29, 2026, GeoPark entered into an agreement with Frontera Energy Corporation (“Frontera”) to acquire 100% of Frontera Petroleum International Holdings B.V. (“Frontera International”), which consisted exclusively of oil and gas exploration and production assets in Colombia. On February 2, 2026, GeoPark paid an initial deposit of US$ 75,000,000, with the remaining balance payable at closing, subject to regulatory approvals and customary closing conditions.

On March 5, 2026, Frontera announced that its board of directors had determined that a binding offer from Parex Resources Inc. to acquire the Frontera E&P Assets constituted a “Superior Proposal” under the arrangement agreement with GeoPark, and that the five-business-day matching period had commenced.

Following such notification and after evaluating its match right, on March 9, 2026, GeoPark announced its decision not to raise its offer for Frontera’s Colombian E&P assets. As a result, GeoPark became entitled to receive the return of the deposit previously placed in escrow, plus any accrued interest, and a US$ 25,000,000 break-up fee, in each case pursuant to the terms of the arrangement agreement.

36.2     Strategic Equity Investment by Grupo Gilinski

On March 5, 2026, GeoPark Limited entered into a Share Purchase Agreement (the “SPA”) with Colden Investments S.A. (“Colden”), an affiliate of Jaime Gilinski, who leads Grupo Gilinski. Under the agreement, Colden invested US$ 107,000,000 to acquire 12,876,053 newly issued common shares of the Company at a price of US$ 8.31 per share. Immediately following the closing of the investment, Colden held approximately 20% of the Company’s outstanding common shares and has become the Company’s largest shareholder.

Pursuant to the SPA, Colden is entitled to nominate two directors to the Company’s nine-member Board of Directors at its current ownership level, subject to applicable corporate governance procedures and NYSE requirements. The agreement includes, among other provisions, an eighteen-month lock-up commitment, certain approval rights while maintaining a minimum 15% ownership stake, and ownership limitations requiring Board approval for increases above 32% during the first twelve months. Gabriel Gilinski was appointed to fill a vacancy on the Board.

On March 9, 2026, Spaldy Investments Limited, a business company that operates under the laws of the British Virgin Islands, deemed to be beneficially owned by Jaime Gilinski, acquired 200,000 of the Company’s common shares in the open market, at a weighted average price of US$ 8.83 per share, for an aggregate purchase price of US$ 1,772,339.

Between March 11, 2026 and March 19, 2026, Colden acquired a total of 3,587,190 common shares of the Company in the open market, at prices ranging from US$ 8.58 to US$ 10.20 per share, for an aggregate purchase price of US$ 32,880,179.

36.3     Recent oil price volatility

In March 2026, oil prices experienced increased volatility, including a sharp rise in Brent crude oil prices, driven primarily by heightened geopolitical tensions in the Middle East and concerns regarding potential disruptions to global oil supply and transportation routes. These developments may impact the Group’s future revenues, operating costs and cash flows. However, such effects will depend on future market conditions and are partially mitigated by existing hedging arrangements and price-linked contractual and fiscal mechanisms.

36.4     Other events after the reporting period

Other events occurring after the reporting period are disclosed in Notes 7.1, 18, 25, 29 and 30.